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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-20574                 51-0340466
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On April 29, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory to Present at the Smith Barney Citigroup Small & Mid-Cap Conference." A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 2004                      THE CHEESECAKE FACTORY INCORPORATED



                                             By:  /s/ MICHAEL J. DIXON
                                                  ------------------------------
                                                  Michael J. Dixon
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                                             EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated April 29, 2004 entitled "The
                         Cheesecake Factory to Present at the Smith Barney
                         Citigroup Small & Mid-Cap Conference".


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